Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated June 2, 2022, relating to the financial statements and financial highlights, which appear in Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Climate Solutions Fund (formerly, Delaware Ivy Energy Fund), Delaware Global Value Equity Fund, Delaware Ivy Global Growth Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Science and Technology Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Small Cap Growth Fund and Delaware Ivy Value Fund’s Annual Reports on Form N-CSR for the year ended March 31, 2022. We also consent to the references to us under the headings “Financial Highlights”, “Custodial and Auditing Services” and “Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
July 29, 2022

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated June 2, 2022, relating to the financial statements and financial highlights, which appear in Delaware Ivy Global Bond Fund, Delaware Ivy High Income Fund, Delaware Global Real Estate Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Municipal Bond Fund, Delaware Ivy Municipal High Income Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy International Value Fund (formerly, Delaware Ivy Pzena International Value Fund), Delaware Ivy Core Bond Fund (formerly, Delaware Ivy Securian Core Bond Fund) and Delaware Real Estate Securities Fund’s (formerly, Delaware Ivy Securian Real Estate Securities Fund) Annual Reports on Form N-CSR for the year ended March 31, 2022. We also consent to the references to us under the headings “Financial Highlights”, “Custodial and Auditing Services” and “Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
July 29, 2022